 Exhibit 32.2

Certification pursuant to 18 U.S.C. Section 1350

Default Proof Card System, Inc.; CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Default Proof Card System, Inc. on Form 10-QSB for the period ending September 30, 2006 as filed with the on the date hereof (the Report), I, Charles Menendez, Chief Financial Officer of Default Proof Card System, Inc., certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of material respects, the financial condition and results of operations of the Securities Exchange Act of 1934; and

(2) The information contained in the amended Report fairly presents, in all material respects, the financial condition and results of operations of Default Proof Card System, Inc.

Date: November 13, 2006

/s/  Charles A. Menendez

_______________________

     Charles A. Menendez

     Secretary and Chief Financial Officer